SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      May 2, 2001
                                                 -------------------------------



                                 FUTUREONE, INC.
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             (Exact name of registrant as specified in its charter)



         Nevada                      000-30336                      84-1383677
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(State or other jurisdiction        (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)



1880 Office Club Point, Suite 2000
         Colorado Springs                                            80920-5002
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code   (719) 272-8222
                                                   -----------------------------



                                Not applicable.
                _________________________________________________
              (Former name or former address, if changed since last
                                    report.)

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Item 4.        CHANGES IN REGISTRANT'S CERTYFYING ACCOUNTANT
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         On April  25,  2001 the  Board of  Directors  of  FutureOne  Inc.  (the
Company) determined not to engage Ernst and Young, Phoenix, Arizona as the Company's principal accountant to audit and report on the Company's financial statements for the year ending September 30, 2001.

         The report of Ernst & Young on the Company's financial statements consisting of consolidated balance sheets as of September 30, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the two years in the period ended September 30, 2000, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. The report of Ernst & Young on such financial statements did contain a modification as to the ability of the Company to continue as a going concern.

         In connection with the Company's two most recent fiscal year audits and any subsequent interim period preceding the dismissal of Ernst & Young, there were no disagreements with Ernst & Young or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         The Company has provided Ernst & Young, its former accountant, with a copy of the foregoing disclosure. The Company has requested the former accountant to provide a letter stating whether it agrees with the above statements made by the Company and it is filed as an exhibit to this report.

         On April 25th, the Board of directors of the Company approved the engagement of Hein & Associates, LLP, Denver Colorado, as an independent accountant and auditor to report on the Company's financial statements for the year ended September 30, 2001.

         No consultations occurred between the Company and Hein & Associates, LLP during the two most recent fiscal years and any subsequent interim period prior to Hein & Associates LLP's appointment regarding either (i) the application of accounting principle to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304 (a) (1) (v) of Regulation S-K.

Item 7.   Exhibits

            SEC
Exhibit     Reference
Number      Number     Title of Document                           Location
------      ------     ----------------                            --------
1            16        Letter from Ernst & Young to the Securities  This Filing
                       Exchange Commission regarding change in
                       certifying accountant.


                                                     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   FUTUREONE, INC.


Date:  May 2, 2001                                 By:
                                                      -------------------------
                                                      Donald D. Cannella
                                                      Chief Executive Officer